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                                                                EXHIBIT NO. 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 15, 1996, appearing on page 15 of Daniel Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996.



PRICE WATERHOUSE LLP


Houston, Texas
December 13, 1996